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                                 Exhibit 10.96


                                   EXHIBIT A
                                   ---------
                           U.S. WIRELESS CORPORATION
                           -------------------------
                               VOTING AGREEMENT

          This Voting Agreement (this "Agreement") is made as of July 12, 2001, by and between U.S. Wireless Corporation, a Delaware corporation (the "Company"), and Oliver Hilsenrath (the "Stockholder").

          WHEREAS, the Stockholder commits as to any and all shares he may own of the Company's common stock, par value $0.01 per share ("Common Stock"), of record or beneficially, including but not limited to 793,152 shares currently held in the name Oliver Hilsenrath (represented by Stock Certificate No. 310), 3,063,152 shares currently held in the name of the Oliver Hilsenrath Family Investments, Ltd., of which the Stockholder and his family members are the beneficiaries (represented by Stock Certificates No. 419 for 20,000 shares, No. 420 for 2,250,000 shares and No. 421 for 793,152 shares), 46,576 shares currently held in the name Silicon Valley Investment Partners, Inc. (represented by Stock Certificate No. 392) 130,520 shares currently held in the name IDS Telecom Investment Group Inc. (represented by Stock Certificate No. 529) and 134,416 shares currently held in the name MSD Investment Advisors Inc. (represented by Stock Certificate No. 530) (with "beneficial ownership" having the meaning given in Rule 13d-3 under the Securities Exchange Act of 1934); and the Stockholder may in the future own additional shares of Common Stock, of record or beneficially, including shares which may be owned upon a future exercise of (i) a vested option for 1,500,000 shares of Common Stock, and (ii) an option granted to the Stockholder in accordance with the extension of the term of his employment in March 2000, of which 250,000 shares have vested (all the shares of Common Stock owned by the Stockholder, of record or beneficially, whether now or in the future, are collectively referred to as the "Subject Shares");

          WHEREAS, the Company and the Stockholder desire to enter into this Agreement to establish how the Subject Shares will be voted at any future meeting of the stockholders of the Company or in connection with a written consent of the stockholders of the Company and thereby to address concerns raised by the Staff of The Nasdaq Stock Market in connection with the continued listing of the Common Stock on The Nasdaq National Market;

          NOW, THEREFORE, in consideration of the foregoing and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the parties hereto agree as follows:

          1.  Voting of Subject Shares.  The Stockholder hereby agrees that at
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any meeting of the stockholders of the Company (whether a regular or special meeting or pursuant to a unanimous written consent), all Subject Shares eligible to be voted (the "Eligible Subject
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Shares") shall be voted in the same proportion in which the Public Shares of
Common Stock are voted. "Public Shares" shall mean all shares of Common Stock which are held of record and beneficially by stockholders who are not officers, directors or Affiliates of the Company or of the Stockholder. "Affiliate" shall mean any person or entity that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, or is acting as agent on behalf of, the Stockholder or is an employee, officer or director of the Company, including but not limited to immediate family relations and stockholders who own of record or beneficially five percent (5%) or more of the issued and outstanding Common Stock.

          The Eligible Subject Shares shall be voted in the aggregate, as follows:

          a. In the election of directors, the Eligible Subject Shares shall be voted in favor of each director nominee, and withheld from each director nominee, in the same proportion as the Public Shares voting are in the aggregate cast in favor of, or withheld, respectively; and

          b. For all other proposals or other matters coming before the Company's stockholders, whether substantive or procedural in nature (other than elections of directors, which are dealt with in paragraph (a) of this Section
1), the Eligible Subject Shares shall be voted for, against, and abstaining with respect to each proposal or other matter in the same proportion as the Public Shares voting are in the aggregate cast for, against, or abstaining, respectively.

The manner in which the votes of the Eligible Subject Shares shall be cast pursuant to this Agreement shall be determined as follows: A preliminary tally of the voting results shall be taken which includes all shares of Common Stock voted except the Eligible Subject Shares (the "Preliminary Tally") immediately prior to the close of voting on any particular matter with respect to which a stockholder vote is taken. Then, a final tally of the voting results shall be taken by adding the votes of the Eligible Subject Shares to the Preliminary Tally, with the votes of the Eligible Subject Shares being cast in the manner specified in this Section 1.

          2.  Irrevocable Proxy.  The Stockholder hereby appoints the director
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selected jointly by the Company and Stockholder to replace Stockholder on the
Board of Directors or, in the alternative, the current independent director selected by Stockholder (the "Proxy Holder") and his successors (as described below) as the Stockholder's proxy and authorizes the Proxy Holder to act as the Stockholder's proxy with regard to all of the Eligible Subject Shares, and to vote the Eligible Subject Shares as required in accordance with the terms of this Agreement. The Stockholder hereby grants to the Proxy Holder the irrevocable right and empowers and authorizes the Proxy Holder to act on the Stockholder's behalf in all matters that come before the stockholders of the Company for action, whether by voting such shares at a meeting of the stockholders or by written consent of stockholders in lieu of a meeting, in the same manner and with the same effect as if the Stockholder were acting on his own behalf. This irrevocable proxy and the power and authority represented hereby may not be revoked by the Stockholder, is coupled with an interest, and shall terminate upon the termination of this Agreement, whether before or after three years following the date hereof. This irrevocable proxy

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and the power and authority represented hereby shall be deemed assigned by the
Proxy Holder to any successor director automatically upon the election of another director to replace the director selected by the Company and Stockholder and likewise, to any successor directors.

          3.  Transfer of Subject Shares.
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              a.  Except as otherwise provided by paragraph (b) of this Section
3, the Stockholder shall not be permitted to sell, assign, give, transfer (including by gift, will, devise, bequest, or operation of laws of descent and distribution, or in trust), pledge, hypothecate, mortgage, encumber or dispose of (collectively, "Transfer") any of the Subject Shares, or any interest therein, in each case unless the transferee (the "Transferee") shall, as a condition to such Transfer, execute a counterpart to this Agreement in the form of Exhibit A hereto (the "Counterpart"), pursuant to the execution of which
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such Transferee shall become bound by all of the terms and conditions of this
Agreement with respect to the Subject Shares or interest therein acquired by the Transferee, and shall acknowledge the continuation of the irrevocable proxy granted under Section 2 above. Any Transfer of any of the Subject Shares or any portion thereof or any interest therein, other than in accordance with this
Section 3, shall not be effective and the Company shall not be compelled to recognize any Transfer or record any Transfer on its books other than those Transfers permitted by this Agreement, or issue any certificate representing any Common Stock to any Transferee who has received such Common Stock in a Transfer made other than in accordance with the terms of this Agreement or to any Transferee who has not delivered to it an executed Counterpart where one is required to be delivered hereunder. Each certificate evidencing the Subject Shares shall be imprinted with a legend stating that the transfer of such Subject Shares is subject to the terms of this Agreement.

              b. The provisions of paragraph (a) of this Section 3 shall not apply to any Transfer that takes place in accordance with 1) the provisions of Rule 144(f) of the Securities Act of 1933 (the "Securities Act); or 2) to any transfer approved by staff of Nasdaq.

          4.  Termination of Voting Obligations.  The obligations of the
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Stockholder pursuant to this Agreement shall terminate and be of no further force and effect upon receipt by the Stockholder of written notification that the Company has determined (whether by formal written action by management or by resolution of the Board of Directors or the Executive Committee) to:

                    i.   liquidate the company's assets;

                    ii. make a general assignment for the benefit of the company's creditors;

                    iii. seek appointment of a receiver, trustee, custodian or other similar official for all or any substantial part of the assets of the company; or

                    iv.  wind up and dissolve the corporation.

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          This termination provision does not apply in the case of a filing pursuant to Chapter 11 of the United States Bankruptcy Code. The Company agrees to provide written notification of to Stockholder seven
          (7) calendar days prior to announcement of any decision specified in this Paragraph 4(b) and Director agrees that he will treat such information as confidential insider information.

          6.  Standstill.  The Stockholder hereby agrees that he will not do or
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cause any of the following, and he will not assist or encourage others to do or cause any of the following, and he will cause all other persons who exercise or share voting control over the Subject Shares not to do any of the following, directly or indirectly, unless specifically requested in writing to do so in advance or he obtains written consent therefor in advance in writing by the
Company:

              (a) acquire or agree, offer, seek or propose to acquire, or cause to be acquired, record or beneficial ownership of any of the assets or business of the Company or of any of its subsidiaries;

              (b) acquire or agree, offer, seek or propose to acquire, or cause to be acquired, record or beneficial ownership of any securities issued by the Company or any of its subsidiaries, or any rights or options to acquire such ownership (including in the public market or from a third party); provided, however, this subparagraph shall not prevent Shareholder from selling shares he already owns; or

              (c) make, or in any way participate in, any "solicitation" of "proxies" (as such terms are defined under Regulation 14A of the Exchange Act) to vote or seek to advise or influence in any manner whatsoever any person or entity with respect to the voting of any securities of the Company or any of its subsidiaries; or

              (d) form, join or in any way participate in a "group" (within the meaning of Section 13(d)(3) of the Exchange Act) with respect to any voting securities of the Company or any of its subsidiaries; or

              (e) arrange, or in any way participate in, any financing for the purchase of any voting securities or securities convertible or exchangeable into or exercisable for any voting securities or assets of the Company of any of its subsidiaries; or

              (f) otherwise act, whether alone or in concert with others, to seek to propose to the Company or any of its stockholders any merger, business combination, restructuring, recapitalization or similar transaction to or with the Company or any of its subsidiaries or otherwise seek or propose to influence or control the Company's management or policies; or

              (g) seek to negotiate or influence the terms and conditions of employment of employees of the Company or any of its subsidiaries or any agreement of collective bargaining with employees of the Company or any of its subsidiaries; or

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              (h)  enter into any discussions, negotiations, arrangements or understandings with or advise, assist or encourage any third party with respect to any of the foregoing.

          7.  Notices.  All  communications hereunder shall be in writing and
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must be personally delivered, received by certified mail, return receipt requested, or sent by guaranteed overnight delivery service, to the parties at the following addresses:

          To the Company:

          U.S. Wireless Corporation
          2303 Camino Ramon, Suite 200
          San Ramon, California 94583
          Attn:  Chief Executive Officer

          With a copy to:

          Pepper Hamilton LLP
          3000 Two Logan Square
          18th and Arch Streets
          Philadelphia, PA  19103
          Facsimile:  215-981-4750
          Attn:  Robert A. Friedel

          To the Stockholder:

          Oliver Hilsenrath
          c/o Robert C. Friese
          Shartsis, Friese & Ginsburg LLP
          One Maritime Plaza, 18th Floor
          San Francisco, CA 94111

          8.  Entire Agreement.  This Agreement, along with the Settlement
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Agreement and Mutual Release to be executed, constitutes the entire agreement among the parties with respect to the subject matter hereof and supersedes all other prior agreements and understandings, whether written or oral, between the parties with respect to the subject matter hereof.

          9.  Severability.  Whenever possible, each provision or portion of any
              ------------
provision of this Agreement will be interpreted in such manner as to be effective and valid under applicable law, but if any provision or portion of any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect under any applicable law or rule in any jurisdiction, such invalidity, illegality or unenforceability will not affect any other provision or portion of any provision in such jurisdiction, and this Agreement will be reformed, construed and enforced in such jurisdiction as if such jurisdiction as if such invalid, illegal or unenforceable provision or portion of any provision had never been contained herein.

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          10.  Specific Performance.  Each of the parties hereto recognizes and
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acknowledges that a breach by it of any covenants or agreements contained in this Agreement will cause the other party to sustain damages for which it would not have an adequate remedy at law for money damages, and therefore in the event of any such breach the aggrieved party shall be entitled to the remedy of specific performance of such covenants and agreements and injunctive and other equitable relief in addition to any other remedy to which it may be entitled, at law or in equity.

          11.  Remedies Cumulative.  All rights, powers and remedies provided
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under this Agreement or otherwise available in respect hereof at law or in equity shall be cumulative and not alternative, and the exercise thereof by either party shall not preclude the simultaneous or later exercise of any other such right, power or remedy by such party.

          12.   Amendments and Waivers.  This Agreement may not be amended,
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changed, supplemented, waived or otherwise modified or terminated, except upon the execution and delivery of a written agreement executed by the parties hereto. The failure of any party hereto to exercise any right, power or remedy provided under this Agreement or otherwise available in respect hereof at law or in equity, or to insist upon compliance by any other party hereto with its obligations hereunder, and any custom or practice of the parties at variance with the terms hereof, shall not constitute a waiver by such party of its right to exercise any such other right, power or remedy or to demand such compliance.

          13.  Governing Law/Venue.  This Agreement shall, in all respects, be
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interpreted, construed and governed by and under the laws of the State of
California.

          14.  Counterparts.  This Agreement may be executed in counterparts,
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including by facsimile, each of which shall be deemed to be an original, but all of which, taken together, shall constitute one and the same agreement.

          IN WITNESS WHEREOF, the parties have executed this Voting Agreement on the day and year first above written.

                              U.S. WIRELESS CORPORATION



                              By:     /s/ Dennis Francis
                                 --------------------------------------
                                      Dennis Francis
                                      Chief Executive Officer

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                              STOCKHOLDER

                              By:    /s/ Oliver Hilsenrath
                                 ------------------------------------
                                     Oliver Hilsenrath

                                      -7-
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                                   EXHIBIT A
                                   ---------
                                      TO
                                      --
                               VOTING AGREEMENT
                               ----------------
                                  COUNTERPART
                                  -----------

          THIS INSTRUMENT forms part of the Voting Agreement (the "Agreement")
                                                                   ---------
made as of the 12th day of July, 2001 by U.S. Wireless Corporation, a Delaware corporation, Oliver Hilsenrath and any Transferee (as defined in the Agreement), which Agreement permits execution (including by facsimile) by counterpart. The undersigned hereby acknowledges having received a copy of the Agreement (which is annexed hereto as Schedule I) and having read the Agreement
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in its entirety, and for good and valuable consideration, receipt and sufficiency of which is hereby acknowledged, hereby agrees that the terms and conditions of the Agreement shall be binding upon the undersigned as a Transferee to the same extent as if Transferee were the Stockholder referred to therein, and such terms and conditions shall inure to the benefit of and be binding upon the undersigned and its successors and permitted assigns.

          IN WITNESS WHEREOF, the undersigned has executed this instrument this ____ day of ___________, 200_.



                         _________________________________
                         (SIGNATURE OF TRANSFEREE)

                         _________________________________
                         (NAME IN BLOCK LETTERS)

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